UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2025
TEXTRON INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)
Registrant’s telephone number, including area code: (401) 421-2800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock – par value $0.125	TXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2025, the Board of Directors of Textron Inc. (“Textron”) elected Rob Mionis as a member of the Board effective March 1, 2025. Mr. Mionis is the President and Chief Executive Officer of Celestica Inc., a multinational leader in design, manufacturing, hardware platform and innovative supply chain solutions for a wide range of industries including aerospace, industrial and communications. Celestica’s solutions span design and engineering through to after-market services. Headquartered in Toronto, Canada, Celestica employs approximately 27,000 people across 40 locations in the Americas, Asia and Europe, and generated $9.7 billion in revenue in 2024. Mionis has served as Celestica’s CEO since 2015.

Prior to his role at Celestica, Mr. Mionis was an Operating Partner/Senior Advisor in private equity at Pamplona Capital Management from 2013 to 2015 where he generated deal flow within the industrial/aerospace market and supported several companies across a range of industries, including industrial, aerospace, healthcare and automotive. From 2006 to 2013, he served as President and Chief Executive Officer of StandardAero, a global aerospace maintenance, repair and overhaul company, leading it through a period of significant revenue and profitability growth. He previously held senior leadership roles at Honeywell, culminating in his position as the Vice President Integrated Supply Chain for Honeywell Aerospace, and began his career at General Electric.
Mr. Mionis will participate in Textron’s Director Compensation Program as described in Exhibit 10.16 to Textron’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, which is incorporated by reference herein, as such Program may be revised from time to time. Textron and Mr. Mionis also will enter into Textron’s standard Directors Indemnity Agreement, pursuant to which Textron will, subject to certain limitations, indemnify Mr. Mionis in connection with any claim arising in connection with his service as a Textron Director and will advance and pay his expenses incurred in connection with such claims.

Mr. Mionis will serve on the Board’s Audit Committee and Organization and Compensation Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	/s /E. Robert Lupone
E. Robert Lupone
Executive Vice President, General Counsel and Secretary

Date: February 27, 2025